SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 25, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)


                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



      Delaware                    333-81506-05                   52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the November 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  November 26, 2003

                                                                         ANNEX A

                                                                     Page 1 of 6
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                         Statement to Certificateholders
                                November 25, 2003
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                               DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                        ENDING
              FACE          PRINCIPAL                                                 REALIZED DEFERRED     PRINCIPAL
CLASS        VALUE           BALANCE        PRINCIPAL      INTEREST       TOTAL        LOSES   INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------

AF1     151,000,000.00    80,506,588.96   11,420,126.70   82,362.71     11,502,489.41   0.00    0.00    69,086,462.26
AF2      51,000,000.00    51,000,000.00            0.00  132,855.00        132,855.00   0.00    0.00    51,000,000.00
AF3      17,000,000.00    17,000,000.00            0.00   58,352.50         58,352.50   0.00    0.00    17,000,000.00
AF4      13,896,000.00    13,896,000.00            0.00   57,830.52         57,830.52   0.00    0.00    13,896,000.00
AV1A     91,305,000.00    72,925,989.10    3,978,901.06   86,943.98      4,065,845.04   0.00    0.00    68,947,088.04
AV1B     97,927,000.00    75,960,982.64    4,143,952.05   91,174.28      4,235,126.33   0.00    0.00    71,817,030.59
M1       32,860,000.00    32,860,000.00            0.00  133,083.00        133,083.00   0.00    0.00    32,860,000.00
M2       27,805,000.00    27,805,000.00            0.00  134,135.95        134,135.95   0.00    0.00    27,805,000.00
B        22,749,000.00    22,749,000.00            0.00  135,015.32        135,015.32   0.00    0.00    22,749,000.00
R                 0.00             0.00            0.00        0.00              0.00   0.00    0.00             0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS  505,542,000.00   394,703,560.70   19,542,979.81  911,753.26     20,454,733.07   0.00    0.00   375,160,580.89
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
X       505,542,776.78   412,089,177.15            0.00        5.61              5.61   0.00    0.00   394,413,171.27
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------  --------------------
                    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                          PASS-THROUGH RATES
----------------------------------------------------------------------------------------  --------------------
                                                                                                     CURRENT
                       BEGINNING                                              ENDING                PASS THRU
CLASS   CUSIP          PRINCIPAL     PRINCIPAL    INTEREST      TOTAL        PRINCIPAL     CLASS      RATE
----------------------------------------------------------------------------------------  --------------------

AF1     294751BS0    533.15621828 75.62997815  0.54544841   76.17542656    457.52624013    AF1     1.270000 %
AF2     294751BT8  1,000.00000000  0.00000000  2.60500000    2.60500000  1,000.00000000    AF2     3.126000 %
AF3     294751BU5  1,000.00000000  0.00000000  3.43250000    3.43250000  1,000.00000000    AF3     4.119000 %
AF4     294751BV3  1,000.00000000  0.00000000  4.16166667    4.16166667  1,000.00000000    AF4     4.994000 %
AV1A    294751BW1    798.70750890 43.57812891  0.95223679   44.53036570    755.12937999    AV1A    1.480000 %
AV1B    294751CA8    775.68987756 42.31674666  0.93104333   43.24778999    733.37313090    AV1B    1.490000 %
M1      294751BX9  1,000.00000000  0.00000000  4.05000000    4.05000000  1,000.00000000    M1      4.860000 %
M2      294751BY7  1,000.00000000  0.00000000  4.82416652    4.82416652  1,000.00000000    M2      5.789000 %
B       294751BZ4  1,000.00000000  0.00000000  5.93500022    5.93500022  1,000.00000000    B       7.122000 %
----------------------------------------------------------------------------------------  --------------------
TOTALS               780.75325235 38.65748011  1.80351634   40.46099646    742.09577224
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------  --------------------
X             N/A    815.14205341  0.00000000  0.00001110    0.00001110    780.17764151    X       0.000000 %
----------------------------------------------------------------------------------------  --------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           NY 4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------
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JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                November 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           276,851.69
                                Group I Curtailments                   39,200.14
                                Group I Prepayments                10,013,090.84
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         54,745.36
                                Group II-A Curtailments                 7,774.09
                                Group II-A Prepayments              3,536,270.46
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         57,320.76
                                Group II-B Curtailments                 2,257.11
                                Group II-B Prepayments              3,688,495.43
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 1,866,973.94

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           82,362.71
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          132,855.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           58,352.50
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,830.52
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A          86,943.98
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B          91,174.28
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           133,083.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                November 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           134,135.95
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B             135,015.32
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    256,981,680.06
                                Group I Ending Pool Balance       246,652,537.39
                                Group II-A Beginning Pool Balance  75,741,228.99
                                Group II-A Ending Pool Balance     72,142,439.08
                                Group II-B Beginning Pool Balance  79,366,268.10
                                Group II-B Ending Pool Balance     75,618,194.80
                                Total Beginning Pool Balance      412,089,177.15
                                Total Ending Pool Balance         394,413,171.27

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 107,075.70
                                Group II-A Servicing Fee               31,558.85
                                Group II-B Servicing Fee               33,069.28

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              24,222.74
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                         769,232.56

                                Group II-A Delinquency Advances Included
                                  in Current Distribution              16,640.10
                                Group II-A Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of Advances
                                  Outstanding                         352,555.70

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                November 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Delinquency Advances Included
                                  in Current Distribution              29,157.87
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                         107,313.05

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      417     40,213,552.67           16.30 %
                        31-60 days       61      5,410,414.13            2.19 %
                        61-90 days       23      1,496,366.26            0.61 %
                         91+days         32      2,109,978.14            0.86 %
                         Total          533     49,230,311.20           19.96 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       93     10,849,504.79           15.04 %
                        31-60 days       19      2,016,851.26            2.80 %
                        61-90 days       13      1,266,872.55            1.76 %
                         91+days          6        619,780.65            0.86 %
                         Total          131     14,753,009.25           20.46 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       90     13,035,085.05           17.24 %
                        31-60 days       17      2,601,139.40            3.44 %
                        61-90 days        2        154,049.10            0.20 %
                         91+days          4        687,889.51            0.91 %
                         Total          113     16,478,163.06           21.79 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B
                          Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          44            5,154,463.86                2.09 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          23            1,879,828.76                2.61 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          14            1,427,243.44                1.89 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B
                          Loans in REO

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                November 25, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          1             74,647.19                    0.10 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------


                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans   79,900.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,951,950.96
                                Group II-A Three Largest Loans        984,853.99
                                Group II-B Three Largest Loans      1,805,847.00

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),     Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses     229.06
                                Group II-B Current Period Realized Losses   0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                November 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 8.84 % Group II-A Weighted Average Mortgage Rate 8.24 % Group II-B Weighted Average Mortgage Rate 8.24 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 237.00 Group II-A Weighted Average Remaining
                                  Term                                    347.00
                                Group II-B Weighted Average Remaining
                                  Term                                    346.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)

                                Overcollateralization Amount       19,252,590.39
                                Overcollateralization Target
                                  Amount                           20,221,711.07
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                              969,120.68

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            25.56 %
                                Senior Specified Enhancement Percentage  41.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             3.77 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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